EXHIBIT 10.1

CMGI, INC.

AMENDMENT NO. 1

TO

AMENDED AND RESTATED 1999 STOCK OPTION PLAN

FOR NON-EMPLOYEE DIRECTORS

The Amended and Restated 1999 Stock Option Plan for Non-Employee Directors (the “Plan”) of CMGI, Inc., a Delaware corporation (the “Corporation”), is hereby amended as follows:

Section 5(d)(i)(b) of the Plan is hereby amended and restated in its entirety to read as follows:

“Each Annual Option granted under the Plan on or after March 12, 2003 to a director who received an Initial Option under the Plan shall vest and become exercisable as to 1/36th of the number of shares originally subject to the option on each monthly anniversary date of the date of grant of such Annual Option; provided that the optionee serves as a director on such monthly anniversary date. Each Annual Option granted under the Plan prior to March 12, 2003 to a director who received an Initial Option under the Plan shall vest and become exercisable as to 1/12th of the number of shares originally subject to the option on each monthly anniversary date of the date of grant commencing on the 37th monthly anniversary date of the date of grant of such Annual Option; provided that the optionee serves as a director on such monthly anniversary date. The first Annual Option granted under the Plan to a director who previously received an option under the 1995 Plan shall vest and become exercisable as to 1/12th of the number of shares originally subject to the option on each monthly anniversary date of the date of grant, commencing the first month following the date the option granted under the 1995 Plan becomes fully exercisable; provided that the optionee serves as a director on such monthly anniversary date. Each subsequent Annual Option granted under the Plan to a director who previously received an option under the 1995 Plan shall vest and become exercisable as to 1/12th of the number of shares originally subject to the option on each monthly anniversary date of the date of grant, commencing the first month following the date the Annual Option granted next prior to such option becomes fully exercisable; provided that the optionee serves as a director on such monthly anniversary date.”

* * * * *

Adopted by the Board of Directors on

March 12, 2003.